DANZAR INVESTMENT GROUP, INC.
                             PROXY
                FOR THE HOLDERS OF COMMON SHARES
THIS PROXY IS SOLICITED ON BEHALF OF DANZAR INVESTMENT GROUP, INC.
  ANNUAL MEETING TO BE HELD ON DECEMBER 23, 1996 AT 10:00 A.M.

The undersigned shareholder of Danzar Investment Group, Inc. (the "Company") hereby appoints Daniel Wettreich, or failing him, Jeanette P. Fitzgerald as Attorneys and Proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxies may do or cause to be done by virtue thereof. The above-named Attorneys and Proxies are instructed to vote all the undersigned's shares as follows:

1.   THE ELECTION OF DIRECTORS:

     o    For the Election of All Nominees Listed Below
          (Except as Marked to the Contrary Below*)

     o    Withhold Authority to Vote for All Nominees Listed Below

Daniel Wettreich, Jeanette Fitzgerald,  and Robert Gregory.

*(Instruction: To withhold authority to vote for an individual nominee, strike a line through that nominee's name above.)

2.   RATIFY THE SELECTION OF AUDITORS FOR APRIL 30, 1997:

      To ratify the appointment of Larry O'Donnell, CPA, as auditors for the fiscal year ended April 30, 1997.

          AGAINST  o         FOR  o        ABSTAIN  o


3. APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION CHANGING THE NAME OF THE CORPORATION:

      To approve the change in the name of the Corporation to Alexander Mark Investments (USA), Inc.

          AGAINST  o         FOR  o        ABSTAIN  o

4.   APPROVAL OF A 1 FOR 100 COMMON SHARES REVERSE :

      To reduce the number of shares outstanding and provide for additional shares to be issued.

          AGAINST  o         FOR  o        ABSTAIN  o

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, and 3.


              Dated this _______ day of ______________, 1996



              ______________________________________________
                       Signature of Shareholder



              ______________________________________________
                       Signature of Shareholder



              ______________________________________________
                          Please Print Name



              ______________________________________________
                          Please Print Name

Please date and sign exactly as your name or names appear on your stock certificate. Joint owners should each sign personally. If signing in any fiduciary or representative capacity, give full title as such and provide authorization. For shares held by a corporation, please affix its corporate seal.

PLEASE  MARK,  SIGN,  DATE  AND  RETURN THE PROXY PROMPTLY  USING  THE  ENCLOSED
ENVELOPE.


                          DANZAR INVESTMENT GROUP, INC.
                                  Camelot Place
                               17770 Preston Road
                               Dallas, Texas 75252

               NOTICE OF MEETING OF SHAREHOLDERS


                To be Held On December 23, 1996

      Notice is hereby given that the Annual Meeting of Shareholders of Danzar Investment Group, Inc. (the "Company") will be held at the offices of the Company on the 23rd of December at 10:00 a.m., local time, for the following purposes:

     (1)  To elect three directors;

      (2) To ratify the appointment of auditors for the fiscal year ended April 30, 1997.

     (3) To approve the amendment of the articles of incorporation to change the Company's name to Alexander Mark Investments (USA), Inc..

     (4) To approve a 1 for 100 reverse stock split to reduce the number of common shares outstanding and allow for additional shares to be issued.

     (5) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

     The accompanying Proxy Statement contains information regarding, and a more complete description of, the items of business to be considered at the meeting.


      Only shareholders of record at the close of business on December 12, 1996 are entitled to notice of, and to vote at, the Meeting of Shareholders and any adjournment(s) thereof.

      You are cordially invited to attend the meeting, but if you are unable to do so, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF ADDRESSED ENVELOPE. If you attend the meeting, you may vote in person if you wish, whether or not you have returned the proxy. In any event, a proxy may be revoked at any time before it is exercised.

By Order of the Board of Directors


Jeanette Fitzgerald
Corporate Secretary


Dallas, Texas
December 12, 1996


                  DANZAR INVESTMENT GROUP, INC.
                          Camelot Place
                       17770 Preston Road
                       Dallas, Texas 75252


                         PROXY STATEMENT

                               for

                 ANNUAL MEETING OF SHAREHOLDERS

                  To be Held December 23, 1996


   This Proxy Statement is sent to shareholders of Danzar Investment Group, Inc. (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held on December 23, 1996 at 10:00 a.m., local time at the offices of the Company any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, officers, and regular employees of the Company. The major shareholder of the Company has enough votes to approve all transactions to be voted on at this meeting and has indicated he will vote for the directors and approve all proposals. The Company will also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement and the enclosed proxy are first being sent to shareholders of Danzar Investment Group, Inc. on or about December 12,1996.

Pursuant to the Private Securities Litigation Reform Act of 1995 the Company, in addition to historical information, certain information within this proxy statement contains forward looking statements. These statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those set forth including but not limited to competition among employers for appropriate personnel, Camelot's dependence on outside suppliers and the need to go to outside consulting sources, the continued ability to create and /or acquire products that customers will accept; the impact of competition and changing competitors; the changing nature of regulations and the manner in which they are interpreted; and pricing pressures in addition to normal economic and world factors beyond the control of the Company.

                     REVOCATION OF PROXIES

  Any Shareholders returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Corporate Secretary of the Company of such revocation prior to its use, (b) by voting in person at the meeting, or (c) by executing and filing with the Corporate Secretary of the Company a later dated proxy.

           OUTSTANDING STOCK AND CERTAIN SHAREHOLDERS

  The voting securities of the Company are shares of its common stock, $0.002 stated value("Common Stock"), each share of which entitles the holder to one vote at the Annual Meeting of Shareholders and any adjournment(s) thereof. At December 2, 1996 there were outstanding and entitled to vote 74,940,317 shares of Common Stock. Only shareholders of record at the close of business on December 12, 1996, are entitled to notice of, and to vote at, the Annual Meeting of Shareholders and any adjournment(s) thereof.

The following table shows the amount of common stock, no par value, ($.002 stated value), owned as of December 2, 1996 by each person known to own beneficially more than five percent (5%) of the outstanding common stock of the Registrant, by each director, and by all officers and directors as a group (3 persons). Each individual has sole voting power and sole investment power with respect to the shares beneficially owned.





Name  and  Address  of                   Amount  and  Nature   of
Percent
Beneficial  Owner                     Beneficial  Ownership    of
Class

Daniel       Wettreich                        8,000,000       (1)
10.67%
17770 Preston Road
Dallas, Texas 75252

Jeanette       Fitzgerald                               1,379,091
1.84%
17770 Preston Road
Dallas, TX  75252


All    Officers   and   Directors                9,379,091    (1)
12.51%
as a group (3 persons)


Mick Y. Wettreich,            64,900,000                    86.6%
34 Monarch Court
Lyttleton Road
London, England
N20RA



     (1)     8,000,000  of these shares are in the name  of  Zara
       Wettreich the wife of Mr. Wettreich, as   her separate property.
       Mr. Wettreich has disclaimed all beneficial interest in such shares.


 .

At April 30, 1995, and 1994, companies associated with a director and officer of the Company had advanced to the Company $300 and $9,000 respectively payable on demand and interest free. For the years ended April 30, 1995 and 1994, the Company incurred stock transfer fees to a company associated with the President of the Company in the amounts of $2,921 and $2,938 respectively.


Since the beginning of the registrant's last fiscal year, there have been no material transactions between the registrant and its management and/or 5% or greater security holders. Nor have there been any material revenue impacting relationships.

On March 15, 1994, Registrant issued 64,900,000 shares of common stock to the brother of the President. This resulted in a change of control.




                     ELECTION OF DIRECTORS

 The Company's Bylaws provide for a Board of Directors consisting of at least three directors. The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the three nominees for directors named below. If at the time of the meeting, any of these nominees shall have become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their discretion. If elected, the nominees for director will hold office until the next annual meeting of shareholders, or until their successors are elected and qualified. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders. Each executive officer will hold office until their successor is elected and qualified or until their death or resignation or until they shall have been removed in the manner provided by the Company's Bylaws. The nominees for directors and officers, each of whom has consented to be a director if elected are as follows:




Name              Age   Position          Period Served      Term
Expires

Daniel Wettreich 45    Chairman and      January 1985      Next
                       President,                          Annual
                                                       Treasurer,
Meeting
                       Director


Jeanette P. Fitzgerald 35                Vice President  and  May
1989             Next
                       General Counsel,                    Annual
                                                       Secretary,
Meeting
                       Director


Robert Gregory   49    Director          None              NA



Daniel Wettreich

    Daniel Wettreich is President, Treasurer and Director of the Company since January 1985. Since September 1988, he has been the Chief Executive Officer, President and Director of Camelot Corporation(1), a NASDAQ listed public company in CD-ROM software. Since 1981, he has been the President and Director of Wettreich Financial Consultants, Inc., a financial consulting company. He is the President and a Director of Forme Capital, Inc. since December 1986, a real estate company. Additionally, he currently holds directors positions in the following public companies Malex, Inc., Adina, Inc., and Tussik, Inc., which are dormant companies seeking merger opportunities. In July 1993, he was appointed a Director of Goldstar Video Corporation(2) following an investment by Camelot. From January 1985 to
February 1988 he was a founding director of Phoenix Network, Inc., a public telecommunications company listed on the American Stock Exchange. Mr. Wettreich has a Bachelor of Arts in Business Administration from the University of Westminister, London, England.



Jeanette P. Fitzgerald

    Jeanette Fitzgerald is the Secretary and a Director since May 1989. She is a member of the State Bar of Texas and the Business Law and Oil, Gas and Mineral Law sections. She is also the Corporate Secretary and Director of Wettreich Financial Consultants, Inc. She is a director of Forme Capital, Inc., a real estate company since December, 1988. She is also Vice President and General Counsel and a Director of Camelot Corporation(1). Further, she is a Director of Tussik, Inc., Malex, Inc., and Adina, Inc., which are public companies. In July 1993, she was appointed a Director of Goldstar Video Corporation(2) following an investment by Camelot. She graduated from Texas Tech University School of Law receiving both a
Doctorate of Jurisprudence and a Masters of Business Administration in May 1986. Previous to that, she graduated from the University of Michigan with a Bachelors of Business Administration in December 1982.


Robert B. Gregory

      Robert Gregory is the Vice President of Finance for the Camelot Corporation since July 1996. He was previously Director of Finance of Jenkens & Gilchrist, one of Texas's largest law firms, prior to which he was controller of Memorex Telex Corporation, a manufacturer of computer equipment. Previously, from 1985 he was controller of the communications division of Electronic Data Systems, an international provider of information technology. In addition to being a Certified Public Accountant, he has an MBA from Creighton University and a BS in Accounting from the University of Nebraska.





(1) A subsidiary, Camelot Entertainment, Inc., filed Chapter
7 liquidation in January 1995.
(2) Goldstar Video filed for protection from creditors pursuant to Chapter 11 in October 1993, and has converted to a liquidation proceeding.


                       DIRECTORS MEETING

   During the fiscal year ending April 30, 1996, the Company had no (0) directors meetings. Company has no standing nominating or compensation committee.

                    MANAGEMENT REMUNERATION

    The following table lists all cash compensation exceeding $100,000 paid to Company's executive officers for services rendered in all capacities during the fiscal year ended April 30, 1996. No bonuses were granted to any officer, nor was any compensation deferred.

                   SUMMARY COMPENSATION TABLE



                      Annual Compensation     Long-Term
                          Compensation

                                         Award  Payouts
                                         s

/s/
                                         Restr
Name and Pri                    Other    icted  Optio  LTI     All
ncipal        Yea  Salar  Bonu  Annual   Stock   ns/    P     Other
  Position    r    y      s     Compe    Award   SARs  Pay   Compens
                                nsation   (s)          out    ation
                                                        s
             199    -     -       -       -      -     -
Daniel        4      -     -       -       -      -     -    -
Wettreich     199    -     -       -       -      -     -
Chairman and  5                                              -
President     199
Treasurer     6                                              -

Jeanette P.   199    -     -       -       -      -     -
Fitzgerald    4      -     -       -       -      -     -    -
Vice          199    -     -       -       -      -     -
President,    5                                              -
General       199
Counsel and   6                                              -
Secretary



      Directors of the Company receive no salary for their services as such, but are reimbursed for reasonable expenses incurred in attending meetings of the Board of Directors.

      Company has no compensatory plans or arrangements whereby any executive officer would receive payments from the Company or a third party upon his resignation, retirement or termination of employment, or from a change in control of Company or a change in the officer's responsibilities following a change in control .

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND EXCHANGE ACT
                             OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors, and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person.

Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believe that all filing requirements applicable to the Company's executive officers, director, and more than 10% stockholders were complied with.


                     SHAREHOLDER PROPOSALS

    According  to  Rule  14a-8 promulgated under  the  Securities
Exchange Act of 1934, a shareholder may require that certain proposals suggested by the shareholders be voted upon at a shareholders meeting. Information concerning such proposal may be submitted to the Company for inclusion in the Company's Proxy Statement. Such proposals must be submitted to the Company before June 28, 1997 for consideration at the 1997 shareholders meeting.

                     MANAGEMENT PROPOSAL I

      RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

            FOR THE FISCAL YEAR ENDED APRIL 30, 1997


    The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

    RESOLVED, that the appointment by the Board of Directors of Larry O`Donnell, as independent auditors of the Company for the year ending April 30, 1997 is hereby approved.

    It is not intended that a representative of Larry O'Donnell will be present at the meeting or be available for questions.

During the previous two years, there were no disagreements between the Company and the previous auditors regarding a policy or disclosure.

   Neither this accountant nor any accountant for the past two years has rendered an audit opinion containing an adverse opinion or a disclaimer of opinion or were any of the opinions qualified or modified as to uncertainty, audit scope or accounting principles.





                     MANAGEMENT PROPOSAL II

APPROVAL OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO  CH
ANGE THE NAME OF THE COMPANY

The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

   "RESOLVED, that the Articles of Incorporation shall be amended as set out below to change the name of the Company to Alexander
Mark Investment (USA).


                            ARTICLE I

The  name  of the Company shall be amended from Danzar Investment
Group, Inc. to

             Alexander Mark Investment (USA), Inc. "


                     MANAGEMENT PROPOSAL III

APPROVE A 1 FOR 100 REVERSE STOCK SPLIT TO INCREASE THE NUMBER OF
SHARES AVAILABLE FOR FURTHER  ISSUANCE

  The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

   "RESOLVED,  that   a 1 for 100 reverse stock  split  shall  be
effected on all the outstanding shares of the Company with no effect on the authorized shares."

The board has determined that in order to best provide value to the shareholders of the Company, acquisitions of ongoing businesses should be considered. Acquisitions may entail the issuance of new shares in the Company. The board has therefore determined that the number of outstanding shares shall be reduced without adjusting the authorized share value. Upon passage of this resolution new certificates will be prepared all mailed to all shareholders. The old certificates in the name of Danzar Investment Group Inc. will be considered and null and void.


                      SHAREHOLDER APPROVAL

Shareholders, representing a majority of those common shares out standing, and eligible to vote must return proxies to constitute a quorum, including abstentions. The major shareholder, Mick Y. Wettreich, has already expressed his approval and intention to vote for the above resolution and the slate of directors. His vote will be sufficient to create a quorum and approve the actions without any further vote of any shareholder. A majority of those shares constituting the quorum eligible to vote is required for approval of Management Proposal I, II and III and the election of directors.


                         OTHER BUSINESS

    The  Board of Directors of the Company does not know  of  any other business to be presented at the Annual Meeting. If any other matters are properly brought before the meeting, however, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment.

   By order of the Board of Directors



Jeanette P. Fitzgerald
Corporate Secretary


Dallas, Texas
December 12, 1996